The AAL Variable Product Series Fund, Inc.

Supplement dated July 5, 2001

The information below supplements the information contained in the AAL Variable Product Series Fund, Inc. prospectus dated March 1, 2001 for the AAL High Yield Bond Portfolio. This supplement updates certain information contained in your prospectus. This supplement should be read with each prospectus.

On page 46 of the prospectus the third paragraph is replaced with the following:

AAL High Yield Bond        Benjamin Trosky, CFA, Portfolio Manager

                           Mr. Trosky is a Managing  Director and a senior
                           member of PIMCO’s portfolio management and
                           investment strategy groups. He is the portfolio
                           manager for the PIMCO High Yield Fund.  Mr. Trosky
                           joined the firm in 1990, having been previously
                           associated with Merrill Lynch Asset Management as a
                           co-manager of high yield mutual funds.  He has
                           21 years of investment experience in equity and
                           credit research andholds a bachelor’s degree in
                           Business Administration from Drexel University.